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                                                                EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Amendment No. 1 to this Registration Statement on Form S-1 (No. 333-23601) of our reports dated January 31, 1997, on our audits of the consolidated financial statements and financial statement schedule of Strayer Education, Inc. We also consent to the reference to our firm under the caption "Experts".


                                                   /s/ COOPERS & LYBRAND L.L.P.

                                                       Coopers & Lybrand L.L.P.

Washington, D.C.
March 26, 1997